11 Third Quarter 2026 Supplemental October 27, 2026

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions and our financial and business performance and prospects, including sales, earnings, special (gains) and charges, raw material costs, margins, pricing, currency translation, productivity, investments, acquisitions and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including international trade policies, geopolitical instability and the escalation of armed conflicts; our increasing reliance on artificial intelligence technologies in our products, services and operations; information technology infrastructure failures or breaches in data security; difficulty in procuring raw materials or fluctuations in raw material costs; our ability to successfully execute organizational change and management transitions; the occurrence of severe public health outbreaks not limited to COVID-19; our ability to acquire complementary businesses and to effectively integrate such businesses; our ability to execute key business initiatives; our ability to successfully compete with respect to value, innovation and customer support; the costs and effect of complying with laws and regulations; the occurrence of litigation or claims, including class action lawsuits; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

STRONG PERFORMANCE Accelerating growth Expanding margins ACCELERATING MOMENTUM Strengthening core Scaling growth engines DURABLE MODEL Balanced portfolio Technology enabled 3 Strong performance, accelerating growth trajectory

Broad-based sales and OI growth acceleration 4 Reported sales +13%; organic sales growth accelerated to 7% OI growth accelerated to a double-digit rate; expect adjusted OI margin to reach 20% in 2027 Reported diluted EPS $1.95; adjusted diluted EPS $2.18, +5% Strong 2026 outlook, driven by accelerating organic sales growth ▪ Growth engines collectively accelerated to deliver double-digit growth, led by 63% organic growth in Global High-Tech. ▪ Core performance strengthened, driven by strong growth in Food & Beverage and Light Water. Paper and Heavy Water both returned to solid growth, driven by good new business wins and stabilizing end-market trends. ▪ Reported OI +7%. Adjusted OI +14%. Organic OI growth accelerated to +11%. ▪ Reported OI margin 17.3%. Organic OI margin 19.6%, +70 bps. ▪ Remain confident in delivering a 20% adjusted OI margin in 2027. ▪ Strong execution drove broad-based acceleration, with reported sales growth of 13% and organic sales growth accelerating to 7%. Volume growth strengthened to 2% despite ongoing Middle East disruptions, while pricing accelerated to 5%. ▪ Adjusted diluted EPS increased 5%, including an approximate 10 percentage point short-term headwind from CoolIT acquisition- related amortization and financing costs. ▪ 2026: Expect adjusted diluted EPS in the $8.10 to $8.20 range, +8% to 9%. ▪ 4Q 2026: Expect adjusted diluted EPS in the $2.13 to $2.23 range, +2% to 7%. Reported sales growth expected to be +12% to 14%. Organic sales growth expected to remain strong in the 6% to 7% range. ▪ These ranges reflect strong underlying performance and a short-term headwind from CoolIT acquisition-related amortization and financing costs.

3Q overview



Sales

- **Reported sales +13%; organic sales accelerated to +7%**
  - Volume accelerated to +2%, as strong new business wins overcame ongoing disruptions in the Middle East.
  - Pricing strengthened to +5%, reflecting strong pricing execution.
- **Broad-based organic sales growth acceleration**
  - Water accelerated to +9%, driven by accelerating growth in Global High-Tech, Food & Beverage and Light Water.
  - Institutional & Specialty +3%, reflecting steady growth in Institutional and strong growth in Specialty.
  - Pest Elimination +8%, with growth fueled by the One Ecolab enterprise growth strategy and Ecolab's Pest Intelligence offering.
  - Life Sciences accelerated to +17%, led by continued strong share gains in bioprocessing.



EPS

- **Reported diluted EPS $1.95**
- **Adjusted diluted EPS $2.18, +5%**
  - Ecolab's operating performance accelerated, with strong execution driving broad-based strength across the business.
  - 3Q adjusted EPS growth of 5% included an approximate 10 percentage point short-term headwind from CoolIT acquisition-related amortization and financing costs.

ECOLAB®
5

Strong 2026 outlook, driven by accelerating sales growth


ECOLAB GLOBAL INTELLIGENCE
LIGHT SERVICES
$2.24M
$2.24M
186.58K
$2.25M

2026

- Long-term growth trends in water, hygiene, infection prevention, and digital technologies continue to fuel durable demand for Ecolab's innovative technologies and services. Strong momentum in Ecolab's growth engines, which include Global High-Tech, Life Sciences, Pest Elimination and Ecolab Digital, is expected to continue to strengthen Ecolab's overall performance.
- In the near-term, the global operating environment remains complex, including constantly evolving geopolitics and international trade policy, which are resulting in rising commodity costs and customer disruptions in the Middle East. Importantly, the company is very well positioned to quickly mitigate the impact of these challenges. Over the past few years, Ecolab's team has demonstrated it can adjust quickly to deliver high performance in almost any environment, which is why even with these dynamic macroeconomic conditions, Ecolab's confidence in its performance trajectory remains strong.
- Ecolab expects full year 2026 adjusted diluted earnings per share to be in the $8.10 to $8.20 range, rising 8% to 9% versus last year. This range reflects strong underlying performance and an approximate 6 percentage point short-term headwind from CoolIT acquisition-related amortization and financing costs.



4Q

- With continued strong pricing, further volume growth, and the acquisitions of Ovivo Electronics and CoolIT Systems, Ecolab expects reported sales in the fourth quarter of 2026 to increase 12% to 14%. Organic sales growth in the fourth quarter of 2026 is expected to remain strong in the 6% to 7% range. The company anticipates adjusted operating income margin in the fourth quarter to be approximately 19% and an organic operating income margin to be approximately 20%.
- Ecolab expects fourth quarter 2026 adjusted diluted earnings per share in the $2.13 to $2.23 range, rising 2% to 7% compared to last year. This range reflects strong underlying performance and an approximate 12 percentage point short-term headwind from CoolIT acquisition-related amortization and financing costs.

ECOLAB®
6

4Q 2026 guidance and long-term targets 7 4Q 2026 Guidance Reported sales growth +12% to 14% Organic sales growth +6% to 7% Adj. OI margin 19% Organic OI margin 20% Adj. tax rate 20% to 21% Full-year Adj. EPS $8.10 to $8.20; +8% to 9% ORGANIC SALES GROWTH +5-7% OI MARGIN +100-150 BPS PER YEAR Long-Term Targets >20% ADJUSTED EPS GROWTH +12-15%

Fixed Rate Organic % Change% Change % Change Global Water Consolidated Food & Beverage 8% 8 % Volume 2 % Heavy Water 4% 4 % Pricing 5 % High-Tech 293% 63 % Organic 7 % Light Water 5% 5 % Acq./Div. 6 % Paper 6% 6 % Fixed currency growth 13 % Total Global Water 20% 9 % Currency impact - % Total 13 % Global Institutional & Specialty Institutional 2% 2 % Specialty 5% 5 % Total Global Institutional & Specialty 3% 3 % Global Pest Elimination 9% 8 % Global Life Sciences 17% 17% 3Q 2026 sales growth detail 8 Amounts in the tables above do not necessarily sum due to rounding

Heavy Water Food & Beverage 9All sales figures are organic unless otherwise noted Global Water Segment Q4: Expect continued solid growth as new business wins and pricing overcome soft industry trends. Sales +4% ▪ Sales growth improved, reflecting good growth in downstream and stable sales in basic industries. ▪ Good growth in downstream was driven by strong performance in North America, which delivered improved pricing and new business wins, overcoming softer performance in the Middle East. ▪ Sales in basic industries stabilized as continued good growth in power, driven by new business wins and strengthening industry demand to support rising power demand from AI, was offset by soft industry trends in primary metals. ▪ The impact of increasing water demand continues to be a critical issue for our customers, a challenge Ecolab is uniquely positioned to help solve. Our innovative circular water solutions, digital technologies, and service expertise deliver leading business outcomes and improved operational performance, while significantly reducing water and energy consumption. Sales +8% Q4: Anticipate continued strong sales growth as pricing and strong new business wins drive growth well above market trends. ▪ Organic sales growth accelerated, continuing to significantly outperform stable market trends. ▪ Growth was strong and broad-based across all major end-markets, driven by robust new business wins and improved pricing. ▪ We continue to benefit from our One Ecolab enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value through improved food safety, lower operating costs and water usage optimization.

Global Water Segment

Sales +63% — High-Tech



- Fixed currency sales increased 293%, reflecting the acquisition of Ovivo Electronics and CoolIT. Accelerated organic sales growth reflected robust and broad-based new business wins across data centers and microelectronics.
- Data Centers: Accelerated and broad-based growth was driven by strong growth with hyperscaler and colocation customers around the world. Ecolab's cutting-edge, integrated cooling technologies improve performance and reliability, while reducing water and energy use. These mission-critical needs continue to expand rapidly as AI workloads drive unprecedented demand for liquid-cooled infrastructure.
- Microelectronics: Continued robust growth was driven by strong new wins with leading semiconductor manufacturers. As next-generation semiconductor production becomes more water intensive and complex, Ecolab's solutions enable chipmakers to maximize production and quality through unique circular water management, ultrapure water technologies, and a global network of industry experts.

Q4: Expect continued very strong sales growth across both microelectronics and data centers.

Sales +5% — Light Water



- Improved growth in Light Water was driven by good gains across manufacturing and institutional markets.
- Ecolab is growing with new customers due to its industry-leading water management solutions, digital intelligence, and global service expertise to optimize operating costs and reduce water and energy use.

Q4: Expect continued good growth, driven by new business wins and pricing.

ECOLAB®

All sales figures are organic unless otherwise noted

10

11 Paper Global Water Segment Sales +6% Q4: Expect continued strong sales growth as new business wins and pricing overcome stable market trends. ▪ As expected, Paper's performance continued to strengthen, with solid growth reflecting good new business wins and stable customer production rates. ▪ Accelerating growth was driven by very strong performance in board, packaging and pulp. ▪ While production rates remain muted, Ecolab’s strong new business wins are driving improved growth for Paper. New business wins continue to be driven by innovation and our global service expertise, which help our customers improve their performance, optimize their costs and reduce their water consumption. All sales figures are organic unless otherwise noted

12 Specialty Institutional Global Institutional & Specialty Segment Sales +2% ▪ Institutional delivered steady performance as strong pricing and new business wins more than offset increasingly challenging industry trends, including a mid-single-digit decline in North America restaurant foot traffic. ◦ Hospitality: Consistent performance reflected continued pricing and new business wins from our One Ecolab growth initiative, which together overcame industry trends that softened further. We continue to see good demand for Ecolab’s innovative products, digital solutions and service expertise that help customers improve performance, optimize labor, and reduce total costs. ◦ Hospitals: Sales grew modestly driven by improved pricing. Our new business efforts are focused on attractive long-term growth opportunities in infection prevention and instrument reprocessing to drive profitable long-term growth. ▪ We remain focused on driving attractive long-term growth by capitalizing on One Ecolab growth opportunities and harnessing digital innovations like DishIQ, KitchenIQ, and AquaIQ. These efforts are delivering enhanced total customer value and generating attractive new business wins. Q4: Expect solid growth as pricing and new business wins overcome soft industry trends. Sales +5% Q4: Expect continued strong growth driven by further new business wins and pricing. ▪ Specialty delivered strong sales growth as robust new business wins and continued pricing more than offset softening industry trends. ◦ Quick Service: Growth continued to outperform softening industry foot traffic trends as demand across the quick service industry for our labor and cost optimization technologies continues to be strong. We are uniquely positioned to continue to drive further share gains with our ongoing product and digital innovation that delivers leading food safety outcomes, labor optimization and lower total operating costs. ◦ Food Retail: Strong sales growth continues to outperform industry trends, driven by robust new business wins and value pricing. Our One Ecolab growth initiative and digital innovation continue to deliver expanding value for customers and attractive share gains for Ecolab. As a trusted food safety partner for retailers, we continue to expand our competitive differentiation by helping our customers protect their brand, improve their customer experience, and optimize operational performance. All sales figures are organic unless otherwise noted

13 Pest Elimination Global Pest Elimination Segment ▪ Accelerated organic growth was led by robust new business in food & beverage, food retail, and restaurants. This strong and broad-based performance continues to benefit from our One Ecolab enterprise selling approach. ▪ To fuel continued strong long-term growth and market share gains, our focus is on rapidly rolling out our digital pest intelligence program to provide customers with enhanced service and value. This leading digital offering, along with our differentiated service expertise, is expanding the total value delivered to customers, extending our competitive advantages, and enhancing our long-term growth opportunities. Q4: Expect continued strong growth, driven by new customer wins as we leverage One Ecolab and our investments in pest intelligence. All sales figures are organic unless otherwise noted Sales +8%

14 Life Sciences Global Life Sciences Segment Q4: Expect strong growth driven by robust new business momentum and progressively improving industry trends. ▪ Accelerated sales growth reflected very strong new business wins that leverage our innovation and investments in new capabilities and capacity. ▪ Performance was driven by continued robust share gains in bioprocessing, personal care, and purification, along with favorable comparisons to last year's plant maintenance. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across contamination control and purification technologies including bioprocessing to capitalize on this long-term growth opportunity. All sales figures are organic unless otherwise noted Sales +17%

Segment operating income performance

($ millions – fixed currency, unaudited)

Global Water	3Q 2026	3Q 2025	Change
Operating income	**$445.2**	$357.9	24%
Operating income margin	***18.0%***	*17.4%*	60 bps
Organic operating income	**$391.3**	$357.9	9%
Organic operating income margin	***17.5%***	*17.4%*	10 bps

- Organic operating income growth accelerated to 9% as strong pricing and improved productivity more than offset growth-oriented investments in the business and higher commodity costs.

Global Institutional & Specialty	3Q 2026	3Q 2025	Change
Operating income	**$404.9**	$376.3	8%
Operating income margin	***24.7%***	*23.6%*	110 bps
Organic operating income	**$404.9**	$376.3	8%
Organic operating income margin	***24.7%***	*23.6%*	110 bps

- Organic operating income growth accelerated to 8% as strong pricing and improved productivity more than offset higher commodity costs and growth-oriented investments in the business.

Global Pest Elimination	3Q 2026	3Q 2025	Change
Operating income	**$73.9**	$69.5	6%
Operating income margin	***20.3%***	*20.9%*	-60 bps
Organic operating income	**$74.5**	$69.5	7%
Organic operating income margin	***20.8%***	*20.9%*	-10 bps

- Organic operating income increased 7% as strong sales growth and improved productivity more than offset growth-oriented investments in the business, including pest intelligence.
- Pest Elimination's organic operating income margin over the next few quarters is expected to be in the high-teens to 20% range. This reflects growth investments to accelerate deployment of Ecolab's differentiated pest intelligence platform, which positions the business well to meet or exceed its 22% operating income margin target.

Global Life Sciences	3Q 2026	3Q 2025	Change
Operating income	**$50.2**	$33.8	49%
Operating income margin	***23.3%***	*18.3%*	500 bps
Organic operating income	**$50.2**	$33.8	49%
Organic operating income margin	***23.3%***	*18.3%*	500 bps

- Organic operating income increased 49% as supply chain efficiencies and strong sales growth more than offset growth-oriented investments in the business and higher commodity costs.
- Life Sciences' organic operating income margin in the fourth quarter is expected to remain on its high-teens mid-term trajectory, reflecting very strong underlying performance and continued investments in breakthrough innovation, global capabilities, and capacity to fuel this high-growth, high-margin business.

ECOLAB®

15

Consolidated margin performance ▪ As expected, gross margin declined due to the impact of recent acquisitions. Organic gross margin was stable as accelerating pricing offset higher commodity costs. ▪ SG&A to sales improved as good productivity gains and the favorable impact of recent acquisitions more than offset growth- oriented investments in the business. ▪ Organic operating income margin expanded as strong sales growth and improved productivity more than offset growth-oriented investments in the business and higher commodity costs. Gross Margin SG&A Operating Margin 16 $ millions, unaudited 3Q 2026 3Q 2025 Change Gross profit $2,069.3 $1,865.6 11% Gross margin 44.1% 44.8% -70 bps Adjusted gross profit $2,070.8 $1,865.9 11% Adjusted gross margin 44.1% 44.8% -70 bps SG&A $1,177.4 $1,079.2 9% % of Sales 25.1% 25.9% -80 bps Reported operating income $810.5 $760.2 7% Reported operating income margin 17.3% 18.3% -100 bps Adjusted operating income $893.4 $786.7 14% Adjusted operating income margin 19.0% 18.9% 10 bps Organic operating income $872.1 $787.3 11% Organic operating income margin 19.6% 18.9% 70 bps

Balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as net income including non-controlling interest with the sum of provision for income taxes, net interest expense, depreciation and amortization added back. Adjusted EBITDA further adds back special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. 17 Summary Balance Sheet September 30 September 30 (millions, unaudited) 2026 2025 (millions, unaudited) 2026 2025 Cash and cash eq. $722.3 $1,955.8 Short-term debt $1,276.7 $16.2 Accounts receivable, net 3,795.4 3,114.1 Accounts payable 2,339.5 1,868.4 Inventories 1,764.8 1,534.9 Other current liabilities 2,763.6 2,303.6 Other current assets 817.4 501.9 Long-term debt 11,915.3 8,052.7 PP&E, net 4,595.4 4,062.6 Pension/Postretirement 530.9 597.8 Goodwill and intangibles 17,786.1 11,248.5 Other liabilities 1,827.4 1,305.0 Other assets 1,626.5 1,479.8 Total equity 10,454.5 9,753.9 Total assets $31,107.9 $23,897.6 Total liab. and equity $31,107.9 $23,897.6 Selected Cash Flow items Selected Balance Sheet measures Nine Months Ended September 30 September 30 (millions, unaudited) 2026 2025 (unaudited) 2026 2025 Cash from op. activities $1,939.1 $1,862.5 Total Debt/Total Capital 55.8% 45.3 % Depreciation 545.4 493.8 Net Debt/Total Capital 54.4% 38.5 % Amortization 273.9 226.5 Net Debt/EBITDA* 3.1 1.7 Capital expenditures 902.0 716.2 Net Debt/Adjusted EBITDA* 2.9 1.6

Non-GAAP financial measures 18 Third Quarter Ended September 30 (millions, except percent and per share) 2026 2025 Net sales Reported GAAP net sales $4,694.8 $4,165.0 Effect of foreign currency translation 2.4 9.9 Non-GAAP fixed currency sales 4,697.2 4,174.9 Effect of acquisitions and divestitures (244.9) - Non-GAAP organic sales $4,452.3 $4,174.9 Gross profit Reported GAAP gross profit $2,069.3 $1,865.6 Special (gains) and charges 1.5 0.3 Non-GAAP adjusted gross profit 2,070.8 1,865.9 Effect of foreign currency translation 3.0 3.1 Non-GAAP adjusted fixed currency gross profit 2,073.8 1,869.0 Effect of acquisition and divestitures (76.8) - Non-GAAP organic gross profit $1,997.0 $1,869.0 Gross margin Reported GAAP gross margin 44.1% 44.8 % Non-GAAP adjusted gross margin 44.1% 44.8 % Non-GAAP organic gross margin 44.9% 44.8%

Non-GAAP financial measures 19 Third Quarter Ended September 30 (millions, except percent and per share) 2026 2025 Operating income Reported GAAP operating income $810.5 $760.2 Special (gains) and charges at public currency rates 82.9 26.5 Non-GAAP adjusted operating income 893.4 786.7 Effect of foreign currency translation 2.1 0.6 Non-GAAP adjusted fixed currency operating income 895.5 787.3 Effect of acquisitions and divestitures (23.4) - Non-GAAP organic operating income $872.1 $787.3 Operating income margin Reported GAAP operating income margin 17.3% 18.3 % Non-GAAP adjusted operating income margin 19.0% 18.9 % Non-GAAP organic operating income margin 19.6% 18.9 % Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $551.3 $585.0 Special (gains) and charges, after tax 65.2 22.0 Discrete tax net expense (benefit) (1.1) (16.3) Non-GAAP adjusted net income attributable to Ecolab $615.4 $590.7 Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $1.95 $2.05 Special (gains) and charges, after tax 0.23 0.08 Discrete tax net expense (benefit) - (0.06) Non-GAAP adjusted diluted EPS $2.18 $2.07 Provision for Income Taxes Reported GAAP tax rate 20.2% 17.8 % Special gains and charges 0.1 - Discrete tax items 0.1 2.2 Non-GAAP adjusted tax rate 20.4% 20.0%

Non-GAAP financial measures 20 Third Quarter Ended (millions) September 30 2026 2025 EBITDA (trailing twelve months ended) Net income including non-controlling interest $2,098.3 $2,004.2 Provision for income taxes 508.2 417.7 Interest expense, net 334.9 238.5 Depreciation 724.2 655.0 Amortization 351.2 300.8 EBITDA $4,016.8 $3,616.2 Special (gains) and charges impacting EBITDA 266.4 193.3 Impact of Ovivo Electronics on EBITDA 0.5 - Adjusted EBITDA $4,283.7 $3,809.5

Non-GAAP financial measures 21 Third Quarter Ended September 30 2026 2025 (millions) Fixed Currency Impact of Acquisitions and Divestitures Organic Fixed Currency Impact of Acquisitions and Divestitures Organic Net Sales Global Water $2,479.6 ($240.2) $2,239.4 $2,061.0 $- $2,061.0 Global Institutional & Specialty 1,638.3 - 1,638.3 1,596.0 - 1,596.0 Global Pest Elimination 363.5 (4.7) 358.8 332.7 - 332.7 Global Life Sciences 215.8 - 215.8 185.2 - 185.2 Subtotal at fixed currency rates 4,697.2 (244.9) 4,452.3 4,174.9 - 4,174.9 Currency impact (2.4) (9.9) Consolidated reported GAAP net sales $4,694.8 $4,165.0 Operating Income (loss) Global Water $445.2 ($53.9) $391.3 $357.9 $- $357.9 Global Institutional & Specialty 404.9 - 404.9 376.3 - 376.3 Global Pest Elimination 73.9 0.6 74.5 69.5 - 69.5 Global Life Sciences 50.2 - 50.2 33.8 - 33.8 Corporate (78.7) 29.9 (48.8) (50.2) - (50.2) Subtotal at fixed currency rates 895.5 (23.4) 872.1 787.3 - 787.3 Special (gains) and charges at fixed currency rates 83.2 24.6 Reported OI at fixed currency rates 812.3 762.7 Currency impact (1.8) (2.5) Consolidated reported GAAP operating income $810.5 $760.2

22 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures may include: ◦ fixed currency sales ◦ organic sales ◦ adjusted gross profit ◦ adjusted gross margin ◦ adjusted fixed currency gross profit ◦ adjusted fixed currency gross margin ◦ organic gross profit ◦ organic gross margin ◦ fixed currency operating income ◦ fixed currency operating income margin ◦ adjusted operating income ◦ adjusted fixed currency operating income ◦ adjusted fixed currency operating income margin ◦ organic operating income ◦ organic operating income margin ◦ adjusted tax rate ◦ adjusted net income attributable to Ecolab ◦ adjusted diluted earnings per share ◦ EBITDA ◦ Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results. Non-GAAP financial information

23 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges, and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as net income including non-controlling interest with the sum of provision for income taxes, net interest expense, depreciation and amortization added back. Adjusted EBITDA further adds back special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this presentation are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2026. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco, Purolite, Ovivo Electronics and CoolIT Systems transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic gross profit, organic gross profit margin, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges where applicable, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this presentation. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this presentation) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information. Non-GAAP financial information (cont.)